EXHIBIT 10.30


                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                             OPERATING AGREEMENT OF
                           WILLIAM RAST SOURCING, LLC

         This First Amendment to Amended and Restated Operating Agreement of William Rast Sourcing, LLC (this "AMENDMENT") is made and entered into as of November 9, 2007, and effective as of April 1, 2007, by and between Bella Rose, LLC, a California limited liability company ("BR"), and William Rast Enterprises, LLC, a Delaware limited liability company ("WRE"). Except where otherwise defined herein, the capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the "Operating Agreement" (as such term is defined in Recital A below). This Amendment is made with reference to the following Recitals:

                                    RECITALS

         A. William Rast Sourcing, LLC, a Delaware limited liability company (the "COMPANY"), is governed by the Act and that certain Amended and Restated Operating Agreement of William Rast Sourcing, LLC, dated as of January 1, 2007, by and between BR and WRE (the "OPERATING AGREEMENT").

         B. The parties hereto desire to amend the Operating Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Operating Agreement as follows:

                                    AGREEMENT

         1. MANAGER.  Effective as of October 2, 2007,  and in  accordance  with
ARTICLE VI of the Operating Agreement, the Members hereby appoint Colin Dyne as Manager of the LLC. Notwithstanding Section 6.1.2 of the Operating Agreement to the contrary, if Colin Dyne for any reason ceases to serve as Manager of the LLC at any time prior to December 31, 2008, then the appointment of a successor or different Manager at any time prior to December 31, 2008 shall either (a) require BR to appoint as Manager the Chief Executive Officer of People's Liberation (or any successor thereto), or (b) require the unanimous approval of all of the Members, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that if BR does not appoint as successor or different Manager the Chief Executive Officer of People's Liberation (or any successor thereto) and the Members cannot unanimously agree on appointment of a successor or different Manager, then such appointment shall be made by WRE.

         2. DISTRIBUTIONS. For the calendar quarters ending June 30, 2007, September 30, 2007 and December 31, 2007, all cash distributions the LLC is required to pay to WRE pursuant to Section 5.3.2(i) of the Operating Agreement shall not be paid or accrued for future payment with respect to such calendar quarters.


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         3. DUE  AUTHORIZATION.  Each party hereby  represents and warrants that
(i) this Amendment has been duly and validly authorized, executed and delivered by each party hereto, and no other action is required to consummate the valid and binding execution and delivery of this Amendment by any party thereto, (ii) each party has the full legal right, power, capacity and authority to enter into this Amendment and to perform all of such party's obligations hereunder, and
(iii) the execution, delivery and performance by each party of such party's obligations hereunder will not violate or constitute an event of default under any terms or provisions of any agreement, document, or instrument to which such party is a party or by which such party is bound. The foregoing representations and warranties shall survive the execution and delivery of this Amendment.

         4. MISCELLANEOUS.

                  4.1. Each party hereto agrees to perform any and all further acts, and to execute and deliver (with acknowledgment, verification, and/or affidavit, if required) any further documents and instruments, as may be reasonably necessary or desirable to implement and/or accomplish the provisions of this Amendment.

                  4.2. Except as expressly modified hereby, all other terms and provisions of the Operating Agreement shall remain in full force and effect, are incorporated herein by this reference, and shall govern the conduct of the Members; provided, however, to the extent of any inconsistency between the provisions of the Operating Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

                  4.3. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original Amendment, but all of which, taken together, shall constitute one (1) and the same Amendment, binding on the Members. The signature of any party to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof.

                  4.4. This Amendment and the Operating Agreement (as hereby amended) together contain and constitute the entire agreement among the Members with respect to the subject matter hereof, and this Amendment and the Operating Agreement, as hereby amended, may not be modified, amended, or otherwise changed in any manner, except as provided in the Operating Agreement (as hereby amended).

                  4.5. This Amendment and the Operating Agreement (as hereby amended) are solely for the benefit of the Members and no other person or entity is entitled to rely upon or benefit from this Amendment and/or the Operating Agreement (as hereby amended) or any term hereof or thereof.

                  4.6. Should any litigation be commenced between or among the parties hereto or their representatives concerning any provision of this Amendment or the rights and duties of any person or entity in relation thereto, the party prevailing in such litigation, whether by out-of-court settlement or final judgment, shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for attorneys' fees reasonably incurred in such litigation. Any judgment or order entered in any final judgment shall contain a


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         specific provision providing for the recovery of all costs and expenses of suit, including, without limitation, actual attorneys' fees, costs and expenses incurred in connection with (i) enforcing, perfecting and executing such judgment, (ii) post-judgment motions; (iii) contempt
         proceedings;  (iv)  garnishment,   levy,  and  debtor  and  third-party
         examinations; (v) discovery; and (vi) bankruptcy litigation.

                  4.7. Every provision of this Amendment is intended to be separable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid, such illegal or invalid terms or provisions shall not affect the other terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

                  4.8. The Paragraph headings used in this Amendment are for reference purposes only, and are not intended to be used in construing this Amendment. As used in this Amendment, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa. Time is of the essence of this Amendment. The provisions of this Amendment shall be construed and enforced in accordance with the laws of the State of California. Each party acknowledges, represents, and warrants that (i) each party is of equal bargaining strength; (ii) each such party has actively participated in the drafting, preparation, and negotiation of this Amendment; (iii) each such party and such party's independent counsel have reviewed or had the opportunity to review this Amendment; and (iv) any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Amendment, any portion hereof or any amendments hereto.


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         IN WITNESS WHEREOF,  the parties have executed this Amendment effective as of the date first set forth above.

                                  BELLA ROSE, LLC, a
                                  California limited liability company

                                  By:      PEOPLE'S LIBERATION, INC.
                                  Its:     Sole Member

                                           By:      /s/ Colin Dyne
                                                    ----------------------------
                                                    Colin Dyne,
                                           Its:     Chief Executive Officer



                                  WILLIAM RAST ENTERPRISES, LLC, a
                                  Delaware limited liability company

                                  By:
                                           -------------------------------------
                                           Name:
                                  Its:
                                           -------------------------------------


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